                     AMENDMENT NO.1 TO TAX SHARING AGREEMENT

             AMENDMENT NO. 1, dated as of September 11, 1998, by and among Mafco Holdings Inc., a Delaware corporation ("Parent"), Golden State Bancorp Inc., a Delaware corporation ("Golden State"), First Nationwide Holdings Inc., a Delaware corporation ("FNH"), California Federal Bank, A Federal Savings Bank, a federally chartered stock savings bank ("CFB"), and New First Nationwide Holdings Inc., a Delaware corporation to be renamed "Golden State Holdings Inc." ("New FNH," and together with Parent, Golden State, FNH and CFB, the "Parties"), to the Tax Sharing Agreement entered into as of January 1, 1994, by and among Parent, FNH and CFB, as successor to First Madison Bank, FSB (the "Tax Sharing Agreement").

             WHEREAS, pursuant to Section 6.14 of the Agreement and Plan of Reorganization, dated as of February 4, 1998, as amended (the "Agreement"), by and among Golden State, FNH, Golden State Financial Corporation, a Delaware corporation, First Nationwide (Parent) Holdings Inc., a Delaware corporation, First Gibraltar Holdings Inc., a Delaware corporation, and Hunter's Glen/Ford, Ltd., a Texas limited partnership, the Parties desire to amend the Tax Sharing Agreement as set forth herein (capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Agreement);

             NOW THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Parties hereby agree as follows:

             1. For any taxable period commencing on or after the Effective Time, (i) Golden State shall, as of the Effective Time, replace Parent under the Tax Sharing Agreement and will assume all of the rights and obligations of Parent under the Tax Sharing Agreement with respect to such taxable periods;
(ii) New FNH shall, as of the Effective Time, replace FNH under the Tax Sharing Agreement and will assume all of the rights and obligations of FNH under the Tax Sharing Agreement with respect to such taxable periods; and (iii) CFB shall continue to be bound by the Tax Sharing Agreement with respect to such taxable periods.

             2. For any taxable period ending on or before the Effective Time,
(i) New FNH shall, as of the Effective Time, be the successor to FNH under the Tax Sharing Agreement, and will assume all of the rights and obligations of FNH under the Tax Sharing Agreement with respect to any such taxable period, and
(ii) CFB and

Parent shall continue to be bound by the Tax Sharing Agreement with respect to any such taxable period.

             3. All references to "this Agreement" in the Tax Sharing Agreement shall be deemed to refer to the Tax Sharing Agreement as amended hereby.

             4. Except as expressly amended by this Amendment, the Tax Sharing Agreement is hereby ratified and confirmed in all respects.

             5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement, and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

             IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                           MAFCO HOLDINGS INC.

                           By:   /s/ Glenn P. Dickes
                                --------------------------------------------
                                Name:   Glenn P. Dickes
                                Title:  Senior Vice President and Secretary

                           GOLDEN STATE BANCORP INC.

                           By:
                                --------------------------------------------
                                Name:   James R. Eller
                                Title:  Secretary

                           FIRST NATIONWIDE HOLDINGS INC.

                           By:   /s/ Joram C. Salig
                                --------------------------------------------
                                Name:   Joram C. Salig
                                Title:  Vice President and Assistant Secretary

                           NEW FIRST NATIONWIDE HOLDINGS INC.

                           By:   /s/ Joram C. Salig
                                --------------------------------------------
                                Name:   Joram C. Salig
                                Title:  Vice President and Assistant Secretary

                           CALIFORNIA FEDERAL BANK, A FEDERAL
                           SAVINGS BANK

                           By:
                                --------------------------------------------
                                Name: Eric K. Kawamura
                                Title:  Senior Vice President

             IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written

                           MAFCO HOLDINGS INC.

                           By:
                                --------------------------------------------
                                Name: Glenn P. Dickes
                                Title:  Senior Vice President and Secretary

                           GOLDEN STATE BANCORP INC.

                           By:   /s/ James R. Eller
                                --------------------------------------------
                                Name:   James R. Eller
                                Title:  Secretary

                           FIRST NATIONWIDE HOLDINGS INC.

                           By:
                                --------------------------------------------
                                Name:   Joram C. Salig
                                Title:  Vice President and Assistant Secretary

                           NEW FIRST NATIONWIDE HOLDINGS INC.

                           By:
                                --------------------------------------------
                                Name:   Joram C. Salig
                                Title:  Vice President and Assistant Secretary

                           CALIFORNIA FEDERAL BANK, A FEDERAL
                           SAVINGS BANK

                           By:
                                --------------------------------------------
                                Name:   Eric K. Kawamura
                                Title:  Senior Vice President

             IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                           MAFCO HOLDINGS INC.

                           By:
                                --------------------------------------------
                                Name:   Glenn P. Dickes
                                Title:  Senior Vice President and Secretary

                                GOLDEN STATE BANCORP INC.

                           By:
                                --------------------------------------------
                                Name:   James R. Eller
                                Title:  Secretary

                           FIRST NATIONWIDE HOLDINGS INC.

                           By:
                                --------------------------------------------
                                 Name:  Joram C. Salig
                                 Title: Vice President and Assistant Secretary

                           NEW FIRST NATIONWIDE HOLDINGS INC.

                           By:
                                --------------------------------------------
                                Name:   Joram C. Salig
                                Title:  Vice President and Assistant Secretary

                           CALIFORNIA FEDERAL BANK, A FEDERAL
                           SAVINGS BANK

                           By:   /s/ Eric K. Kawamura
                                --------------------------------------------
                                Name:   Eric K. Kawamura
                                Title:  Senior Vice President